SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         SEPTEMBER 23, 1996
                                                  ------------------------------


                                   SPARTA PHARMACEUTICALS, INC.
- --------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                 0-23076               56-1755527
  (STATE OR OTHER JURISDICTION    (COMMISSION          (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)

111 ROCK RD.                       HORSHAM,    PA             19044
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                (ZIP CODE)

Registrant's telephone number, including area code         (215) 442-1700
                                                    ----------------------------

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

           Press Release, dated as of September 23, 1996, announcing that the United States Patent and Trademark Office has granted United States Patent #5,550,139 submitted by Dr. William C. Groutas of Wichita State University.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   Financial Statements and Exhibits.


      (a) Financial Statements of Sparta Pharmaceuticals, Inc.
          -----------------------------------------------------

          Not applicable.

      (b) Pro Forma Financial Information
          -------------------------------

          Not applicable

      (c) Exhibits
          --------

             99.10  --  Press Release, dated as of September 23, 1996,
                        announcing that the United States Patent and Trademark Office has granted United States Patent #5,550,139 submitted by Dr. William C. Groutas of Wichita State University.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                         SPARTA PHARMACEUTICALS, INC.

September 25, 1996                       By:  /s/ Jerry B.  Hook
- ------------------                            ---------------------------------
     Date Jerry B. Hook, Ph.D. President, Chief Executive Officer & Director (principal executive officer)

                                 EXHIBIT INDEX
- --------------------------------------------------------------------------------

Exhibit
Number                                 Description                          Page
- ------                                ------------                          ----

99.10               --Press Release,  dated as of September 23, 1996,         5
                    announcing the United States Patent and Trademark
                    Office has granted United States Patent #5,550,139 submitted by Dr. William C. Groutas of Wichita State University.